UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                       Event Reported): September 7, 2004

                        RADIATION THERAPY SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-50802

            FLORIDA                                             65-076895
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(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                             Identification No.)

2234 Colonial Boulevard, Fort Myers, Florida                      33907
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  (Address of principal executive offices)                     (Zip Code)

                                 (239) 931-7275
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 8.01. Other Events and Regulation FD Disclosure.

      On September 7, 2004, the Company issued a press release announcing that it has entered into an agreement to acquire three radiation oncology treatment centers in New Jersey. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits

            99.1 Press Release dated September 7, 2004 announcing that the Company has entered into an agreement to acquire three radiation oncology treatment centers in New Jersey.


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized. RADIATION THERAPY SERVICES, INC.

                                                 By: /s/ David Koeninger
                                                     ---------------------------
                                                     David Koeninger
                                                     Principal Financial Officer

Dated: September 7, 2004